                                                                     Exhibit 4.1
                                                                     -----------

[GRAPHIC]                                                             [GRAPHIC]
  NUMBER                                                               SHARES

KFT

         CLASS A                                                CLASS A
       COMMON STOCK                                           COMMON STOCK

     WITHOUT PAR VALUE                                  TRANSFERABLE IN NEW YORK

                                [KRAFT LOGO](R)

INCORPORATED UNDER THE LAWS OF                          CUSIP 50075N 10 4
 THE COMMONWEALTH OF VIRGINIA                SEE REVERSE FOR CERTAIN DEFINITIONS



                               KRAFT FOODS INC.

THIS IS TO CERTIFY THAT






IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, WITHOUT
                                 PAR VALUE, OF

Kraft Foods Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and are held subject to all of the provisions of the Articles of Incorporation and all amendments thereto and all certificates setting forth the designation, descriptions and terms of each series of any preferred or special class of stock (copies of which are on file with the Transfer Agent). This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:



                        TRANSFER AGENT
                         AND REGISTRAR BY            CO-CHIEF EXECUTIVE OFFICER
BY



                        AUTHORIZED OFFICER           CO-CHIEF EXECUTIVE OFFICER

                               KRAFT FOODS INC.

        A full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued and the variations in the relative rights and preferences between the shares of each class of common stock and for each series of any preferred or special class of stock as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series will be furnished without charge to any stockholder upon written request made to the Corporation.

                               ----------------



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                           UNIF GIFT MIN ACT- ______________Custodian_______________
TEN ENT - as tenants by the entireties                                         (Cust)                (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as tenants                                under Uniform Gifts to Minors
          in common                                                         Act______________________
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received,_____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

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           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                 Attorney to transfer the said stock on the
---------------------------------
books of the within named Corporation with full power of substitution in the premises.

Dated__________________

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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.